RED CAT

SKYPERSONIC FAT SHARK ROTOR RIOT TEAL

DRONE PRODUCTS, TECHNOLOGIES, AND SERVICES
THE MARKET'S FASTEST GROWING SEGMENTS

CORPORATE PRESENTATION – WINTER 2022

Nasdaq: RCAT

DISCLOSURES

During the course of this presentation, we may make statements which are considered ''forward-looking statements'' within the meaning of the Private Securities Litigation. Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should, ”approximately,” “potential” or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include inability to successfully integrate the assets acquired in the recently closed merger and asset purchase, our pending acquisition of Skypersonic and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the period ended April 30, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

RCAT EXECUTIVE TEAM

Nasdaq: RCAT



JEFFREY THOMPSON
Chief Executive Officer and Chairman of the Board

Jeffrey is a serial tech entrepreneur with a long track record of founding and leading companies from the startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP) that was sold to Citadel Broadcasting. Mr. Thompson then co-founded Towerstream, a wireless service provider. With an ongoing passion for innovative technology, he most recently founded Red Cat Holdings, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.



JOSEPH HERNON
Chief Financial Officer

Joseph is a Certified Public Accountant with a Master's in Accountancy from Bentley University. He has a wealth of experience being part of management teams that have raised more than $300 million through debt and equity financings. As the Chief Financial Officer of four publicly traded companies in the tech and biotech industries, Mr. Hernon led the acquisition of five technology companies that were immediately accretive.



ALLAN EVANS
Chief Operating Officer

Allan is a serial entrepreneur with a history of founding and leading technology innovation. He received his doctorate from the University of Michigan in Electrical Engineering. From there, he went to Pacific Northwest National Labs and eventually spun out one of the technologies he developed into Avegant, a VR/AR company. After Avegant, Mr. Evans became the CEO of Fat Shark and profitably managed the company prior to its acquisition by which was recently combined with Red Cat Holdings. Allan has a passion for consumer technologies and leading rapidly growing technology teams in emerging markets.

INVESTMENT TAILWINDS

1. Fully-funded (~$60M in cash as of 10/31/21) to execute business plan, important given current market conditions

2. Rapid revenue growth expected:
   - Chinese drone manufacturers, like market leader DJI, banned from U.S. federal funds, some states now following suit, creating HUGE opportunity for other drone manufacturers, like U.S.-based Red Cat
   - $1 trillion Infrastructure Bill includes $280 billion earmarked for civil projects ideally suited for rapid inspections and progress surveillance via drones
   - Status as 1 of 5 drones originally named to Blue sUAS list provides "seat at the table" with DOD and other U.S. federal agencies



Red Cat Holdings (Nasdaq: RCAT)	
Recent Price (as of 3/3/22)	$1.84
52 Wk. Range	$1.46 - $7.46
Market Cap.	$99M
Avg Daily Vol (60-day avg.)	1,358,241
Cash & Equivalents	$59.7M
Total Debt	$2.8M
Shares O/S (as of 10/31/21)	53,684,910
Series B Preferred Stock	822,230
Options	1,694,892
Warrants	1,539,999


INSPECTION AND SURVEY
drone services for industries is a
$21 BILLION MARKET

COMMERCIAL AND CIVIL APPLICATIONS

MARKET-LEADING SEGMENTS

- The drones in commercial and civil services are used to INSPECT and/or SURVEY equipment, structures, insurance claims, land areas, jobsites, and emergencies

Addressable Markets for Drone Inspection and Survey Services


Construction
Agriculture
First Responder
Insurance Claim
Oil & Gas, Mining
$11.2 B
$5.9 B

in CONSTRUCTION…
drones survey buildings and adherence to code. Drones save time, reduce risk, lower costs, and speed permitting

for OIL & GAS…
drones can travel the length of a pipeline to inspect seals and valves and obtain input from a team of professionals on maintenance options

for FIRST RESPONDERS…
drones get to emergencies faster and safer to provide initial medical supplies and map emergency response teams safely to a site

The Ever-Expanding List of Drone Uses and Applications







MILITARY APPLICATIONS

PROVIDE CLOSE IN "OVER THE HILL/AROUND THE CORNER" INTELLIGENCE-SURVEILLANCE-RECONNAISSANCE (ISR) TO SQUAD SIZED ELEMENTS

- Pre-mission Mapping
- Static Target Surveillance
- Dismounted Route Reconnaissance
- Pre-Assault Fires support
- Battle Damage Assessment



DRONE SERVICES: THE SUM IS GREATER THAN THE PARTS

Strategically-Targeted Acquisitions Provide Us Four Business Lines with Dedicated Revenue Streams, along with the Software, Technologies, Services, and Exposure to Build a Highly-Specialized Drone Services Company Offering Inspection and Survey Services Across a Variety of Industries and Applications

BUSINESS LINES AND VALUE


FAT SHARK
DOWNLINK TECHNOLOGY that enables low-latency telemetry technologies for FPV piloted flights
SKYPERSONIC
GPS-DENIED FLIGHT OPERATIONS for high-risk drone flights by 100% remotely piloted operators over the internet
RED CAT
DRONE SERVICES
Nasdaq: RCAT
ROTOR RIOT
A NETWORK OF PILOTS for us to quickly connect to schedule a professional and certified pilot for our operations
TEAL
AUTONOMY-BASED SOLUTIONS that facilitate enhanced situational awareness for inspections and short-range reconnaissance

FAT SHARK

FIRST PERSON VIEW DRONE TECHNOLOGY



- Fat Shark is the premium market share leader of first-person view (FPV) goggles for drones
- Highly-advanced telemetry, download technologies, and firmware produce the lowest latency in the industry → low latency is essential for drone operations
- Fat Shark headsets are routinely awarded with the highest performance grades and operator preference in the market
- Fat Shark currently sells 100% through distribution at ~26% margins

FAT SHARK® Headset Revenues


$7.3
$6.2
2019
2020



50,000+
FPV headsets sold to date

3 MILLISECOND (MS)
latency vs. ~25 ms in competitor headsets

SKYPERSONIC

INSPECT & SURVEY IN GPS-DENIED LOCATIONS

- Patented software and hardware allow for flight services in restricted spaces where GPS is not allowed or available
- GPS-denied, indoor/tight space telemetry capabilities were transitioned from military and satellite technology for commercial use - 8 U.S. and European Patents
- Environmental testing technology samples air quality
- Provides operators unique access to locations where previous human operators assumed high risk at high costs
- Completely remote drone flights can be executed from operators anywhere in the world
- Drone services, technologies, and certification programs offered


SKYCOPTER
INSPECT THE IMPOSSIBLE



'FLY ANYWHERE' TECHNOLOGIES

enable drones to inspect and survey in high-risk, confined, or GPS-denied locations by 100% remote pilots and over- the- internet operators

Sample Customers Who Contracted Skypersonic Services or Purchased Skypersonic Products

GM | LEONARDO | Eni | ANDRONE | EROCK Associates LLC

ROTOR RIOT EXPOSURE AND ACCESS TO TOP PILOTS

- At the center of the high-performance drone market and has the largest following of professional and 107-Certified drone pilots
- Enthusiasts shop online store for the ready-to-fly drones and drone parts featured in Rotor Riot's media
- Drone Racing League events and media
- A unique mobile game and drone simulation controller is sold on the shelves of Best Buy, Apple Store, Target, and Walmart



Strong Social Media Following (Including Professional Pilots) Provide Worldwide Exposure – 2020 Figures

YouTube	Views	Facebook / Instagram
240,000 Subscribers	**25,000,000** Views	**150,000** Social Media Followers


DRL
Allianz
VANOVER

A POOL OF PROFESSIONAL PILOTS is immediately available through the Rotor Riot platform of followers

TEAL ENABLING UNMANNED AUTONOMY-BASED SOLUTIONS

- Teal is the first to mass produce a drone entirely in the U.S. with Department of Defense-compliant components
- Teal drones have powerful CPU and GPU for real-time edge processing of computer vision and AI applications
- 2D/3D photogrammetry with near real-time generation of 2D maps
- FY20 National Defense Authorization Act Section 848 compliance and secure data encryption
- Teal currently has several awarded contracts and more in the pipeline

Sample of Awarded Contracts

Contract: Short Range Reconnaissance Prototype OTA
Contract Number: W15QKN1990044
Total Value of Contract: $3,140,000


Golden Eagle
Deploys quickly and ultra quietly
TAC CYBER SECURE
Controller scalable to any other unmanned system

Teal Drones Is U.S. Government Approved

Blue sUAS	ATO	GSA
Made in America with all critical components validated	The U.S. Air Force has completed cyber security penetration testing	As a Blue sUAS, compliant with DoD, Teal is now on GSA
National Defense Authorization Act section 848 compliant	Teal has been verified to have a cyber-hardened encrypted system	GSA allows any government buyer to purchase Teal systems directly
American Drone Security Act compliant	Air Force has provided Teal with an ATO (Authority to Operate)	Teal has been awarded the GSA contract
1 of 5 approved small drone systems in the entire world	Air Force has provided a Memo of Success to Teal	Now deploying production units



Recent Contract Awards

- Customs and Border Protection / Dept. of Homeland Security
  - Teal is one of 5 drone manufacturers awarded blank purchase agreement with aggregate estimated value of $90 million over a 5-year ordering period
  - Drones to provide reconnaissance, surveillance, and tracking capability for field agents
- 5-year contract with NASA to provide drone and rover software and hardware support for its simulated Mars mission
- Teal is one of 5 drone manufacturers to sell drones to Florida Dept. of Management Services

PEER COMPS

Attractive Valuation Upside vs. Peers

COMPANY	TICKER	BUSINESS DESCRIPTION	2020 REVENUES	MARKET CAP	PRICE/ SALES RATIO
AG Eagle	NYSE : UAVS	Drone manufacturing and drone agricultural services	$1.4 M	$81M	58X
Alpine 4	OTC : ALPP	Technology holding company including drone technologies in development	$34.1 M	$273M	8X
DraganFly	Nasdaq: DPRO	Drone manufacturing and drone services for agriculture	$2.7 M	$40M	15X
Vuzix	Nasdaq: VUZI	Supplier of smart glasses and augmented reality (AR) technologies	$11.58M	$380M	33x
				Peer Group Average	31X

		2020 REVENUES	MARKET CAP	PRICE/ SALES RATIO
RED CAT HOLDINGS	Drone manufacturing, drone services, and technologies for commercial and civil services	$9.0 M Proforma YE2020	$96 M	**11x**

**Note: Market Caps as of March 3, 2022*

RED CAT

INVESTMENT TAILWINDS

1. Fully-funded (~$60M in cash as of 10/31/21) to execute business plan, important given current market conditions
2. Rapid revenue growth expected:
   - Chinese drone manufacturers, like market leader DJI, banned from U.S. federal funds, some states now following suit, creating HUGE opportunity for other drone manufacturers, like U.S.-based Red Cat
   - $1 trillion Infrastructure Bill includes $280 billion earmarked for civil projects ideally suited for rapid inspections and progress surveillance via drones
   - Status as 1 of 5 drones originally named to Blue sUAS list provides "seat at the table" with DOD and other U.S. federal agencies



RED CAT HOLDINGS

redcatholdings.com

FAT SHARK SKYPERSONIC DRONEBOX TEAL

Jeff Thompson, CEO
jeff@redcat.red

Investor Relations:
investors@redcat.red

RED CAT HOLDINGS
Investing in the future of drones

Nasdaq: RCAT